Exhibit 99.5
PART IV
Item 15. Exhibits and Financial Statement Schedules

(a)Documents filed as part of this Report:

1.Financial Statements
        Report of Independent Registered Public Accounting Firm
        Consolidated Balance Sheets as of December 31, 2019 and December 31, 2018
        Consolidated Statements of Operations for Each of the Three Years in the Period Ended December 31, 2019
        Consolidated Statements of Comprehensive Income for Each of the Three Years in the Period Ended December 31, 2019
        Consolidated Cash Flow Statements for Each of the Three Years in the Period Ended December 31, 2019
        Consolidated Stockholders’ Equity Statements for Each of the Three Years in the Period Ended December 31, 2019
        Notes to Consolidated Financial Statements

2.Financial Statement Schedule
        Schedule II – Valuation and Qualifying Accounts

	Beginning Balance	Charged to Costs and Expenses	Divestitures/ Acquisitions	Charge Offs	Recoveries	Currency Movement	Ending Balance
			(In thousands)
Accounts Receivable—
Allowance for Doubtful Accounts:
2019	$3,137	$159	$368	$(969)	$(86)	$(40)	$2,569
2018	3,709	353	—	(567)	(176)	(182)	3,137
2017	5,112	898	38	(1,644)	(465)	(230)	3,709
Inventories—
Excess and Obsolete Allowances:
2019	$17,364	$6,403	$452	$(2,333)	$(606)	$(35)	$21,245
2018	19,887	2,801	—	(2,464)	(2,675)	(185)	17,364
2017	21,301	2,217	2,628	(5,292)	(1,685)	718	19,887
Deferred Income Tax Asset—
Valuation Allowance:
2019	$39,402	$12,358	$330	$—	$(1,629)	$(41)	$50,420
2018	47,636	15,626	(2)	(22,577)	(928)	(353)	39,402
2017	13,124	37,670	—	(2,675)	(1,047)	564	47,636
All other financial statement schedules not included in this Annual Report on Form 10-K are omitted because they are not applicable.

3. Exhibits

The following exhibits are filed herewith or incorporated herein by reference, as indicated. Documents indicated by an asterisk (*) identify each management contract or compensatory plan.

Exhibit Number	Description of Exhibit	The filings referenced for incorporation by reference are Company (Belden Inc.) filings unless noted to be those of Belden 1993 Inc.

3.1	Certificate of Incorporation, as amended	February 29, 2008 Form 10-K, Exhibit 3.1

3.2	Amended and Restated Bylaws	May 31, 2016 Form 8-K, Exhibit 3.1

4.1	Indenture relating to 4.125% Senior Subordinated Notes due 2026	October 11, 2016 Form 8-K, Exhibit 4.1

4.2	First Supplemental Indenture relating to 4.125% Senior Subordinated Notes due 2026	June 26, 2017 Form 8-K, Exhibit 4.22

4.3	Indenture relating to 3.375% Senior Subordinated Notes due 2027	July 10, 2017 Form 8-K, Exhibit 4.1

4.4	Indenture relating to 2.875% Senior Subordinated Notes due 2025	September 22, 2017 Form 8-K, Exhibit 4.1

4.5	Indenture relating to 3.875% Senior Subordinated Notes due 2028	March 16, 2018 Form 8-K, Exhibit 4.1

10.1	Trademark License Agreement	November 15, 1993 Form 10-Q of Belden 1993 Inc., Exhibit 10.2

10.2*	CDT 2001 Long-Term Performance Incentive Plan, as amended	April 6, 2009 Proxy Statement, Appendix I

10.3*	Belden Inc. 2011 Long Term Incentive Plan, as amended	April 6,2016 Proxy Statement, Appendix II

10.4*	Form of Stock Appreciation Rights Award	August 3, 2016 Form 10-Q, Exhibit 10.1

10.5*	Form of Performance Stock Units Award	August 3, 2016 Form 10-Q, Exhibit 10.2

10.6*	Form of Restricted Stock Units Award	May 6, 2014 Form 10-Q, Exhibit 10.3

10.7*	Belden Inc. Annual Cash Incentive Plan, as amended and restated	February 29, 2012 Form 10-K, Exhibit 10.16

10.8*	2004 Belden CDT Inc. Non-Employee Director Deferred Compensation Plan	December 21, 2004 Form 8-K, Exhibit 10.1

10.9*	Belden Wire & Cable Company (BWC) Supplemental Excess Defined Benefit Plan	March 22, 2002 Form 10-K of Belden 1993 Inc., Exhibit 10.14

10.10*	First Amendment to Belden Wire & Cable Company (BWC) Supplemental Excess Defined Benefit Plan	March 22, 2002 Form 10-K of Belden 1993 Inc., Exhibit 10.15

10.11*	Second Amendment to Belden Wire & Cable Company (BWC) Supplemental Excess Defined Benefit Plan	March 14, 2003 Form 10-K of Belden 1993 Inc., Exhibit 10.21

10.12*	Third Amendment to Belden Wire & Cable Company (BWC) Supplemental Excess Defined Benefit Plan	November 15, 2004 Form 10-Q, Exhibit 10.50

10.13*	BWC Supplemental Excess Defined Contribution Plan	March 22, 2002 Form 10-K of Belden 1993 Inc., Exhibit 10.16

Exhibit Number	Description of Exhibit	The filings referenced for incorporation by reference are Company (Belden Inc.) filings unless noted to be those of Belden 1993 Inc.

10.14*	First Amendment to BWC Supplemental Excess Defined Contribution Plan	March 22, 2002 Form 10-K of Belden 1993 Inc., Exhibit 10.17

10.15*	Second Amendment to BWC Supplemental Excess Defined Contribution Plan	2003 Form 10-K of Belden 1993 Inc., Exhibit 10.24

10.16*	Third Amendment to BWC Supplemental Excess Defined Contribution Plan	November 15, 2004 Form 10-Q, Exhibit 10.51

10.17*	Trust Agreement	November 15, 2004 Form 10-Q, Exhibit 10.52

10.18*	First Amendment to Trust Agreement	November 15, 2004 Form 10-Q, Exhibit 10.53

10.19*	Trust Agreement	November 15, 2004 Form 10-Q, Exhibit 10.54

10.20*	First Amendment to Trust Agreement	November 15, 2004 Form 10-Q, Exhibit 10.55

10.21*	Amended and Restated Executive Employment Agreement with John Stroup	April 7, 2008 Form 8-K, Exhibit 10.1

10.22*	First Amendment to Amended and Restated Executive Employment Agreement with John Stroup	December 17, 2008 Form 8-K, Exhibit 10.1

10.23*	Executive Employment Agreement with John Stroup	May 20, 2020 Form 8-K, Exhibit 10.1

10.24*	Amended and Restated Executive Employment Agreement with Henk Derksen	January 5, 2012 Form 8-K, Exhibit 10.1

10.25*	Executive Employment Agreement with Doug Zink	November 6, 2013 Form 10-Q, Exhibit 10.1

10.26*	Executive Employment Agreement with Roel Vestjens	August 5, 2014 Form 10-Q, Exhibit 10.2

10.27*	Executive Employment Agreement with Roel Vestjens	May 20, 2020 Form 8-K, Exhibit 10.2

10.28*	Executive Employment Agreement with Brian Anderson	May 5, 2015 Form 10-Q, Exhibit 10.1

10.29*	Executive Employment Agreement with Dean McKenna	August 4, 2015 Form 10-Q Exhibit 10.1

10.30*	Executive Employment Agreement with Paul Turner	February 13, 2018 Form 10-K Exhibit 10.31

10.31*	Executive Employment Agreement with Leo Kulmaczewski	November 5, 2018 Form 10-Q Exhibit 10.1

10.32*	Executive Employment Agreement with Ashish Chand	August 5, 2019 Form 10-Q Exhibit 10.1

10.33*	Form of Indemnification Agreement with each of the Directors and Brian Anderson, Ashish Chand, Henk Derksen, Dean McKenna, John Stroup, Paul Turner, Roel Vestjens, and Doug Zink	March 1, 2007 Form 10-K, Exhibit 10.39

10.34	Amended and Restated Credit Agreement	May 22, 2017, Form 8-K, Exhibit 10.1

10.35	Purchase Agreement by and among Belden Inc., the Guarantors named therein and Deutsche Bank AG	March 8, 2018 Form 8-K, Exhibit 10.1

14.1	Code of Ethics	August 26, 2016 Form 8-K, Exhibit 14.1

Exhibit Number	Description of Exhibit	The filings referenced for incorporation by reference are Company (Belden Inc.) filings unless noted to be those of Belden 1993 Inc.

21.1	List of Subsidiaries of Belden Inc.	February 11, 2019 Form 10-K, Exhibit 21.1

23.1	Consent of Ernst & Young LLP	Filed herewith
24.1	Powers of Attorney from Members of the Board of Directors	February 11, 2019 Form 10-K, Exhibit 24.1

31.1	Rule 13a-14(a)/15d-14(a) Certification of the Chief Executive Officer	February 11, 2019 Form 10-K, Exhibit 31.1

31.2	Rule 13a-14(a)/15d-14(a) Certification of the Chief Financial Officer	February 11, 2019 Form 10-K, Exhibit 31.2

32.1	Section 1350 Certification of the Chief Executive Officer	February 11, 2019 Form 10-K, Exhibit 32.1

32.2	Section 1350 Certification of the Chief Financial Officer	February 11, 2019 Form 10-K, Exhibit 32.2

101
The following financial statements from the Company's Annual Report on Form 10-K for the year ended December 31, 2019, formatted in Inline XBRL: (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Comprehensive Income, (iv) Consolidated Cash Flow Statements, (v) Consolidated Statements of Stockholders' Equity and (vi) Notes to Consolidated Financial Statements, tagged as blocks of text and including detailed
February 11, 2019 Form 10-K

104	The cover page from the Company's Annual Report on Form 10-K for the year ended December 31, 2019, formatted in Inline XBRL	February 11, 2019 Form 10-K